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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 8, 1996
                                                         ---------------


                                  GRANGES INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


            1-9025                               Not Applicable
            ------                               --------------
       (Commission File No.)          (I.R.S. Employer Identification No.)


                            British Columbia, Canada
                            ------------------------
         (State or other jurisdiction of incorporation or organization)


          Suite 3000, 370 Seventeenth Street, Denver, CO, USA       80202
          ---------------------------------------------------       -----
                 (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code 303-629-2450
                                                           ------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)




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                                  GRANGES INC.

Item 1.          Changes in Control of Registrant

                 Not applicable

Item 2.          Acquisition or Disposition of Assets

                 Not applicable

Item 3.          Bankruptcy or Receivership

                 Not applicable

Item 4.          Changes in Registrant's Certifying Accountant

                 Not applicable

Item 5.          Other Events

                 (a) On October 8, 1996, the Registrant issued the following press release:

                 "AMAYAPAMPA PROJECT AND HYCROFT MINE UPDATE"

DENVER, COLORADO, OCTOBER 8, 1996 -- In anticipation of the completion of the amalgamation with Da Capo Resources at the end of October and by agreement with Da Capo, Granges is advancing the preparation of the final feasibility study of the Amayapampa and Capa Circa projects. Key development staff are in place, and infrastructure development and environmental baseline studies are currently underway. Approximately two tonnes of metallurgical samples have been shipped to North American laboratories for optimization testing. Diamond drilling and underground development activities at Amayapampa--to increase the open pit mineable reserve from the current level of 500,000 ounces of gold-- have commenced. A similar program will be undertaken at Capa Circa.

The final feasibility study for the Amayapampa project will be complete by April 1, 1997, and construction will follow shortly thereafter. The new plant will be designed to produce approximately 100,000 ounces per year of gold from an open pit mining operation at Amayapampa and from an underground mine at Capa Circa.

At the Hycroft Mine, the Brimstone expansion is proceeding on schedule. The first ore is now being placed on the new pad, and gold production is expected from the new plant before the end of the year. Upon completion of the expansion, gold production will increase from a current designed capacity of 100,000 ounces per year to an anticipated level of 115,000 ounces for 1997."





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Item 6.          Resignations of Registrant's Directors

                 Not applicable

Item 7.          Financial Statements and Exhibits

         (a)     Financial Statements - none

         (b)     Pro Forma financial information - none

         (c)     Exhibit - none

Item 8.          Change in Fiscal Year

                 Not applicable





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                       GRANGES INC.
                                                     --------------------------

                                                       (Registrant)

Date: October 21, 1996                          By:  /s/ A.J. Ali
                                                     --------------------------
                                                     A.J. Ali, CA
                                                     Vice President Finance and
                                                     Chief Financial Officer





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